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                                                                   Exhibit 10.39

                                   AGREEMENT

          AGREEMENT, dated as of November 30, 1999, between INTEREP NATIONAL RADIO SALES, INC., a New York corporation (the "Company", and RALPH C. GUILD
                                                -------
(the "Optionee").
      --------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Company granted Optionee a non-qualified stock option on December 31, 1988 to purchase 10,000 shares of the Common Stock of the Company, par value $.04 per share, at a price of $32.62 per share, expiring on August 31, 1991 (the "Option");
           ------

          WHEREAS, pursuant to the Amendment and Extension of Option, dated as of January 1, 1991, the Company extended the term of the Option through December 31, 1993;

          WHEREAS, pursuant to an Agreement, dated as of June 18, 1993, the Company extended the term of the Option through January 1, 1997;

          WHEREAS, in order to assure the continuing services of Optionee to the Company, on December 29, 1995, the Board of Directors of the Company resolved further to extend the term of the Option; and

          WHEREAS, that resolution was inadvertently not reflected in an agreement between the Company and Optionee;

          NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Option is hereby amended by deleting the words
"December 31, 1993" in the first sentence of the first paragraph of the Option and replacing the same with "December 29, 2005". Except as expressly amended hereby, the Option continues and remains in full force and effect as originally executed.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              INTEREP NATIONAL RADIO SALES, INC.



                              By: /s/ William J. McEntee, Jr.
                                 -----------------------------------
                                 William J. McEntee, Jr.
                                 Vice President
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ATTEST:


By: /s/ Paul Parzuchowski
   ----------------------------
    Paul Parzuchowski
    Secretary

                                        OPTIONEE:


                                          /s/ Ralph C. Guild
                                        ----------------------------
                                        Ralph C. Guild

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